SL GREEN REALTY CORP.

FIRST QUARTER 2022 SUPPLEMENTAL DATA

March 31, 2022

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of March 31, 2022, the Company held interests in 72 buildings totaling 34.7 million square feet. This included ownership interests in 26.7 million square feet in Manhattan buildings and 7.2 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2022 that will be included on Form 10-Q to be filed on or before May 10, 2022.

Supplemental Information	2	First Quarter 2022

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	17

Selected Financial Data	18	-	21

Debt Summary Schedule	22	-	23

Lease Liability Schedule	24

Debt and Preferred Equity Investments	25	-	27

Selected Property Data
Property Portfolio	28	-	32
Largest Tenants	33
Tenant Diversification	34
Leasing Activity	35	-	36
Lease Expirations	37	-	39

Summary of Real Estate Acquisition/Disposition Activity	40	-	44

Non-GAAP Disclosures and Reconciliations	45

Analyst Coverage	48

Executive Management	49

Supplemental Information	3	First Quarter 2022

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting a property that has been acquired, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that were taken into consideration when underwriting a property that has been acquired that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	First Quarter 2022

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2022 are as follows:

Added to Same-Store in 2022:
85 Fifth Avenue
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Square Feet - Represents the rentable square footage at the time the property was acquired.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	First Quarter 2022

FIRST QUARTER 2022 HIGHLIGHTS Unaudited

NEW YORK, April 20, 2022 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net income attributable to common stockholders for the quarter ended March 31, 2022 of $7.8 million, or $0.11 per share, as compared to net loss of $7.5 million, or $0.12 per share, for the same quarter in 2021. Net income attributable to common stockholders for the first quarter of 2022 included $1.1 million, or $0.02 per share, of net losses from the sale of real estate interests and non-cash fair value adjustments, as compared to $19.6 million, or $0.27 per share, of net losses from the sale of real estate interests and non-cash fair value adjustments for the same period in 2021.
The Company reported FFO for the quarter ended March 31, 2022 of $115.8 million, or $1.65 per share, as compared to FFO for the same period in 2021 of $128.3 million, or $1.73 per share.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 12.4% for the first quarter of 2022, or 9.3% excluding lease termination income, as compared to the same period in 2021.
During the first quarter of 2022, the Company signed 37 office leases in its Manhattan office portfolio totaling 820,989 square feet. The average lease term on the Manhattan office leases signed in the first quarter of 2022 was 9.8 years and average tenant concessions were 12.0 months of free rent with a tenant improvement allowance of $108.34 per rentable square foot, excluding leases signed at One Vanderbilt Avenue and One Madison Avenue. Twenty-three leases comprising 400,610 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $66.11 per rentable square foot, representing a 15.1% decrease over the previous fully escalated rents on the same office spaces. Excluding one lease covering 236,026 square feet at 100 Park Avenue, the replacement leases had average starting rents representing a 2.8% increase over the previous fully escalated rents.
Occupancy in the Company's Manhattan same-store office portfolio was 92.7% as of March 31, 2022, inclusive of 275,295 square feet of leases signed but not yet commenced, as compared to 93.0% at the end of the previous quarter. The Company's stated objective is to increase occupancy, inclusive of leases signed but not yet commenced, in the Manhattan same-store office portfolio to 94.3% by December 31, 2022.
Significant leases signed in the first quarter include:
•New lease with International Business Machines Corporation ("IBM") for 327,928 square feet at One Madison Avenue, for 15.5 years;
•New lease with a global information services company for 236,026 square feet at 100 Park Avenue, for 11.7 years;
•Renewal with UN Women for 85,522 square feet at 220 East 42nd Street, for 11 years;
•Three new leases totaling 23,599 square feet at One Vanderbilt Avenue;
•New lease with EC Mergers & Acquisitions for 13,884 square feet at 885 Third Avenue, for 11.0 years;
•New lease with Aurora Health Network, LLC for 13,884 square feet at 885 Third Avenue, for 7.9 years;
•New retail lease with Capital One, National Association for 16,343 square feet at 2 Herald Square, for 10.3 years; and
•New lease with Huatai Securities (USA), Inc. for 8,941 square feet at 280 Park Avenue, for 13.1 years.
Investment Activity
To date in 2022, the Company has repurchased 2.0 million shares of its common stock and redeemed 0.2 million units of its Operating Partnership, or OP units, bringing total repurchases and redemptions to 38.1 million shares of common stock and 2.0 million OP units under the previously announced $3.5 billion share repurchase program.
In February, the Company closed on the previously announced sale of its ownership interest in 707 Eleventh Avenue for a gross sale price of $95.0 million. SL Green purchased the 160,000 square foot, loft-style building in January of 2020 for $90.0 million. The transaction generated net cash proceeds to the Company of $91.3 million.
In April, together with its joint venture partner, the Company closed on the previously announced sale of the leasehold interest in 1080 Amsterdam Avenue for a gross sale price of $42.5 million. The transaction generated net cash proceeds to the Company of $6.9 million. Simultaneously, the Company closed on the sale of its remaining interests in the Stonehenge portfolio for gross consideration of $1.0 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $1.11 billion at March 31, 2022. The portfolio had a weighted average current yield of 7.4%, or 9.3% excluding the effect of $238.7 million of investments that are on non-accrual.

Supplemental Information	6	First Quarter 2022

FIRST QUARTER 2022 HIGHLIGHTS Unaudited

ESG
Carol Brown was appointed as an Independent Director to the Company's Board of Directors. Ms. Brown is a long tenured real estate law professor at the University of Richmond School of Law, where she teaches and writes in the areas of property, land use planning, real estate transactions and housing law.
The Company earned a State Street Global Advisors R-Factor Score ranking of "Leader" for top 10% performance in the Real Estate Industry 2022. R-Factor scores utilize multiple data sources and leverage widely accepted and transparent materiality frameworks from the Sustainability Accounting Standards Board as well as corporate governance codes to generate a unique ESG score for listed companies.
Additional ESG achievements during the first quarter include an Institutional Shareholder Services Inc. (ISS) Top 20% Corporate ESG Performance and "High Transparency" level as well as Great Place to Work Certification for 2022. The Great Place to Work Certification was the result of 84% of the Company's employees stating that SL Green is a great place to work, as compared to 57% at a typical company.
Dividends
In the first quarter of 2022, the Company declared:
◦Three monthly ordinary dividends on its outstanding common stock of $0.3108 per share, which were paid on February 15, March 15, and April 18, 2022, equating to an annualized dividend of $3.73 per share of common stock; and
◦Quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period January 15, 2022 through and including April 14, 2022, which was paid on April 18, 2022 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, April 21, 2022, at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.” The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using conference ID 2639236.
A replay of the call will be available for 7 days after the call by dialing (855) 859-2056 using conference ID 2639236. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”

Supplemental Information	7	First Quarter 2022

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2022		12/31/2021	9/30/2021	6/30/2021	3/31/2021

Earnings Per Share
Net income (loss) available to common stockholders (EPS) - diluted (1)	$0.11		$(0.82)	$5.91	$1.56	$(0.12)
Funds from operations (FFO) available to common stockholders - diluted (1)	$1.65		$1.55	$1.83	$1.64	$1.78
Funds from operations (FFO) available to common stockholders - pro forma (2)	$1.65		$1.52	$1.78	$1.60	$1.73

Common Share Price & Dividends
Closing price at the end of the period (1)	$81.18		$73.89	$73.01	$82.45	$72.13
Closing high price during period (1)	$83.95		$79.87	$84.22	$87.78	$80.14
Closing low price during period (1)	$69.96		$69.66	$69.29	$71.65	$59.91
Annual dividend per common share	$3.73		$3.73	$3.64	$3.64	$3.64

FFO payout ratio (trailing 12 months)	56.1%		55.1%	54.6%	54.5%	53.3%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	75.1%		69.7%	67.0%	63.4%	59.5%

Common Shares & Units
Common shares outstanding (1)	64,124		64,105	64,880	65,864	67,294
Units outstanding	4,095		3,782	3,888	3,808	4,156
Total common shares and units outstanding	68,219		67,887	68,768	69,672	71,450

Weighted average common shares and units outstanding - basic (1)	68,470		68,109	68,690	71,024	71,109
Weighted average common shares and units outstanding - diluted (1)	70,228		69,935	69,496	71,672	72,004
Weighted average common shares and units outstanding - pro forma (2)	70,228		71,252	71,487	73,727	74,070

Market Capitalization
Market value of common equity	$5,538,018		$5,016,170	$5,020,752	$5,744,456	$5,153,689
Liquidation value of preferred equity/units	407,943		426,075	428,503	428,503	428,503
Consolidated debt	4,134,717	(3)	4,075,375	4,149,894	4,725,996	5,349,310
Consolidated market capitalization	$10,080,678		$9,517,620	$9,599,149	$10,898,955	$10,931,502
SLG share of unconsolidated JV debt	5,774,751		5,770,912	5,789,668	5,558,666	4,422,585
Market capitalization including SLG share of unconsolidated JVs	$15,855,429		$15,288,532	$15,388,817	$16,457,621	$15,354,087

Consolidated debt service coverage (trailing 12 months)	3.79x		3.76x	3.67x	3.60x	3.61x
Consolidated fixed charge coverage (trailing 12 months)	2.89x		2.89x	2.86x	2.83x	2.85x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.24x		2.31x	2.34x	2.37x	2.41x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.92x		1.96x	1.99x	2.01x	2.04x

(1) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The share-related data has been retroactively adjusted to reflect the reverse stock split.
(2) During the first quarter of 2022, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be retroactively adjusted for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in diluted weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2021 reporting periods.
(3) Includes $34.3 million of debt related to 1080 Amsterdam Avenue, which was held for sale as of March 31, 2022.

Supplemental Information	8	First Quarter 2022

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2022		12/31/2021	9/30/2021	6/30/2021	3/31/2021

Selected Balance Sheet Data
Real estate assets before depreciation	$7,758,232	(1)	$7,813,041	$7,492,810	$7,664,414	$7,830,574
Investments in unconsolidated joint ventures	$3,000,986		$2,997,934	$3,028,084	$3,209,151	$3,698,701
Debt and preferred equity investments	$1,107,870		$1,088,723	$1,052,110	$1,072,711	$1,097,202
Cash and cash equivalents	$223,674		$251,417	$257,941	$218,337	$304,999
Investment in marketable securities	$32,889		$34,752	$34,428	$32,339	$23,784

Total assets	$11,014,965		$11,066,629	$10,855,859	$11,166,164	$12,044,045

Fixed rate & hedged debt	$3,321,239		$3,274,324	$3,577,313	$3,930,094	$3,932,789
Variable rate debt	813,478	(2)	801,051	572,581	795,902	1,416,521
Total consolidated debt	$4,134,717		$4,075,375	$4,149,894	$4,725,996	$5,349,310
Deferred financing costs, net of amortization	(21,710)		(23,808)	(15,004)	(26,820)	(30,558)
Total consolidated debt, net	$4,113,007		$4,051,567	$4,134,890	$4,699,176	$5,318,752

Total liabilities	$5,723,829		$5,748,049	$5,212,404	$5,798,703	$6,535,798

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$7,630,374		$7,586,309	$7,892,032	$8,287,100	$6,155,058
Variable rate debt, including SLG share of unconsolidated JV debt	2,279,094	(2)	2,259,978	2,047,530	1,997,562	3,616,837
Total debt, including SLG share of unconsolidated JV debt	$9,909,468		$9,846,287	$9,939,562	$10,284,662	$9,771,895

Selected Operating Data
Property operating revenues	$156,031		$150,113	$155,363	$184,611	$188,089
Property operating expenses	(79,894)		(78,370)	(79,380)	(94,358)	(94,434)
Property NOI	$76,137		$71,743	$75,983	$90,253	$93,655
SLG share of unconsolidated JV Property NOI	100,149		94,902	90,507	85,492	86,483
Property NOI, including SLG share of unconsolidated JV Property NOI	$176,286		$166,645	$166,490	$175,745	$180,138
Investment income	19,888		20,888	20,072	20,107	19,273
Other income	12,045		23,580	29,766	13,389	18,740
Marketing general & administrative expenses	(24,776)		(26,486)	(23,477)	(22,064)	(22,885)
SLG share of investment income and other income from unconsolidated JVs	4,799		2,570	2,294	1,163	2,642
Income taxes	947		1,285	(6)	795	708
Transaction costs, including SLG share of unconsolidated JVs	(28)		(3,558)	(190)	(3)	(22)
Loan loss and other investment reserves, net of recoveries	—		(2,931)	—	—	—
Loss on early extinguishment of debt	—		(1,551)	—	—	—
EBITDAre	$189,161		$180,442	$194,949	$189,132	$198,594

(1) Includes $57.5 million attributable to 1080 Amsterdam Avenue, which was held for sale as of March 31, 2022.
(2) Does not reflect $302.1 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	First Quarter 2022

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021

Selected Operating Data
Property operating revenues	$150,557	$144,645	$150,476	$178,877	$183,701
Property operating expenses	69,655	70,749	72,513	84,307	87,056
Property NOI	$80,902	$73,896	$77,963	$94,570	$96,645

Other income - consolidated	$6,770	$5,679	$14,656	$2,700	$11,748

SLG share of property NOI from unconsolidated JVs	$100,066	$94,886	$90,510	$85,491	$86,483

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	12	12	14	16	18
Unconsolidated office buildings in service	11	10	10	9	9
	23	22	24	25	27

Consolidated office buildings in service - square footage	8,180,345	8,180,345	8,499,045	10,259,345	10,526,345
Unconsolidated office buildings in service - square footage	13,661,381	12,004,183	12,004,183	10,869,183	10,869,183
	21,841,726	20,184,528	20,503,228	21,128,528	21,395,528

Same-Store office occupancy (consolidated + JVs)	91.3%	92.1%	92.7%	93.4%	93.7%
Same-Store office occupancy inclusive of leases signed not yet commenced	92.7%	93.0%	93.2%	93.7%	94.2%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	26	21	16	17	21
Renewal leases commenced	11	9	14	13	7
Total office leases commenced	37	30	30	30	28

Commenced office square footage filling vacancy	45,085	71,340	44,692	45,922	216,182
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	251,331	112,257	149,421	199,341	292,625
Total office square footage commenced	296,416	183,597	194,113	245,263	508,807

Average starting cash rent psf - office leases commenced	$68.04	$69.55	$64.93	$77.42	$56.64
Previous escalated cash rent psf - office leases commenced (3)	$75.26	$77.65	$67.18	$78.90	$60.33
Decrease in new cash rent over previously escalated cash rent (2) (3)	(9.6)%	(10.4)%	(3.3)%	(1.9)%	(6.1)%
Average lease term	8.5	5.5	5.4	5.1	8.1
Tenant concession packages psf	$75.25	$24.98	$15.47	$20.99	$70.04
Free rent months	8.5	3.7	4.2	4.3	6.0

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	First Quarter 2022

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2022		12/31/2021	9/30/2021	6/30/2021	3/31/2021
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,352,610		$1,350,701	$1,489,101	$1,403,399	$1,445,199
Building and improvements	3,709,795		3,671,402	3,828,052	4,088,659	4,096,930
Building leasehold and improvements	1,654,571		1,645,081	1,649,796	1,642,595	1,730,418
Right of use asset - financing leases	—		—	27,445	27,445	55,711
Right of use asset - operating leases	983,723		983,723	498,416	502,316	502,316
	7,700,699		7,650,907	7,492,810	7,664,414	7,830,574
Less: accumulated depreciation	(1,938,804)		(1,896,199)	(1,904,465)	(2,008,438)	(2,004,945)
Net real estate	5,761,895		5,754,708	5,588,345	5,655,976	5,825,629

Other real estate investments:
Investment in unconsolidated joint ventures	3,000,986		2,997,934	3,028,084	3,209,151	3,698,701
Debt and preferred equity investments, net	1,107,870		1,088,723	1,052,110	1,072,711	1,097,202

Assets held for sale, net	49,757	(1)	140,855	—	—	—
Cash and cash equivalents	223,674		251,417	257,941	218,337	304,999
Restricted cash	83,644		85,567	87,992	98,164	96,608
Investment in marketable securities	32,889		34,752	34,428	32,339	23,784
Tenant and other receivables	41,257		47,616	44,964	40,147	42,505
Related party receivables	31,711		29,408	35,674	36,430	34,310
Deferred rents receivable	250,028		248,313	254,277	304,140	304,420
Deferred costs, net	122,294		124,495	124,637	161,962	170,252
Other assets	308,960		262,841	347,407	336,807	445,635

Total Assets	$11,014,965		$11,066,629	$10,855,859	$11,166,164	$12,044,045

(1) Includes 1080 Amsterdam Avenue.

Supplemental Information	11	First Quarter 2022

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2022		12/31/2021		9/30/2021	6/30/2021	3/31/2021
Liabilities
Mortgages and other loans payable	$1,349,700		$1,399,923		$1,428,734	$1,874,592	$1,867,663
Unsecured term loans	1,250,000		1,250,000		1,500,000	1,500,000	1,500,000
Unsecured notes	900,669		900,915		901,160	1,251,404	1,251,647
Revolving credit facility	500,000		390,000		220,000	—	630,000
Deferred financing costs	(21,710)		(23,808)		(15,004)	(26,820)	(30,558)
Total debt, net of deferred financing costs	3,978,659		3,917,030		4,034,890	4,599,176	5,218,752
Accrued interest	21,545		12,698		20,777	13,771	22,796
Accounts payable and accrued expenses	139,460		157,571		137,946	126,929	120,015
Deferred revenue	110,631		107,275		120,567	114,536	119,215
Lease liability - financing leases	103,238		102,914		125,168	124,808	152,622
Lease liability - operating leases	852,194		851,370		437,357	443,313	455,385
Dividends and distributions payable	23,628		187,372		23,958	24,407	24,924
Security deposits	54,179		52,309		54,366	54,797	54,181
Liabilities related to assets held for sale	64,041	(1)	64,120	(1)	—	—	—
Junior subordinated deferrable interest debentures	100,000		100,000		100,000	100,000	100,000
Other liabilities	276,254		195,390		157,375	196,966	267,908
Total liabilities	5,723,829		5,748,049		5,212,404	5,798,703	6,535,798

Noncontrolling interest in operating partnership
(4,095 units outstanding) at 3/31/2022	374,078		344,252		362,737	355,201	374,124
Preferred units	177,943		196,075		198,503	198,503	198,503

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932		221,932		221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 65,184
issued and outstanding at 3/31/2022, including 1,060 shares held in treasury	653		672		680	690	705
Additional paid–in capital	3,792,689		3,739,409		3,774,119	3,823,290	3,913,258
Treasury stock	(128,655)		(126,160)		(126,160)	(124,049)	(124,049)
Accumulated other comprehensive loss	(7,261)		(46,758)		(60,597)	(66,863)	(18,897)
Retained earnings	846,646		975,781		1,258,232	934,132	918,077
Total SL Green Realty Corp. stockholders' equity	4,726,004		4,764,876		5,068,206	4,789,132	4,911,026

Noncontrolling interest in other partnerships	13,111		13,377		14,009	24,625	24,594

Total equity	4,739,115		4,778,253		5,082,215	4,813,757	4,935,620

Total Liabilities and Equity	$11,014,965		$11,066,629		$10,855,859	$11,166,164	$12,044,045

(1) Includes 1080 Amsterdam Avenue.

Supplemental Information	12	First Quarter 2022

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30
	2022	2021	2021	2021
Revenues
Rental revenue, net	$136,476	$162,810	$135,205	$142,703
Escalation and reimbursement revenues	19,555	25,279	14,908	12,660
Investment income	19,888	19,273	20,888	20,072
Other income	12,045	18,740	23,580	29,766
Total Revenues, net	187,964	226,102	194,581	205,201

Loss on early extinguishment of debt	—	—	(1,551)	—

Expenses
Operating expenses	42,583	42,284	40,302	40,684
Operating lease rent	6,564	6,739	6,551	6,557
Real estate taxes	30,747	45,411	31,517	32,139
Loan loss and other investment reserves, net of recoveries	—	—	2,931	—
Transaction related costs	28	22	3,558	190
Marketing, general and administrative	24,776	22,885	26,486	23,477
Total Operating Expenses	104,698	117,341	111,345	103,047

Equity in net income (loss) from unconsolidated joint ventures	(4,715)	(2,864)	(24,081)	(15,487)

Operating Income	78,551	105,897	57,604	86,667

Interest expense, net of interest income	15,070	23,388	13,736	14,807
Amortization of deferred financing costs	1,948	3,774	1,919	2,345
Depreciation and amortization	46,983	62,996	47,335	49,277

Income (Loss) from Continuing Operations (1)	14,550	15,739	(5,386)	20,238

(Loss) gain on sale of real estate and discontinued operations	(1,002)	(1,388)	2,079	187,766
Equity in net loss on sale of joint venture interest / real estate	—	(12,629)	(27,319)	(1,280)
Purchase price and other fair value adjustments	(63)	2,664	543	208,810
Depreciable real estate reserves	—	(8,241)	(18,098)	—
Net Income (Loss)	13,485	(3,855)	(48,181)	415,534

Net (income) loss attributable to noncontrolling interests	(349)	1,975	2,462	(21,768)
Dividends on preferred units	(1,647)	(1,846)	(1,813)	(1,823)

Net Income (Loss) Attributable to SL Green Realty Corp	11,489	(3,726)	(47,532)	391,943

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(3,738)

Net Income (Loss) Attributable to Common Stockholders	$7,751	$(7,464)	$(51,269)	$388,205

Earnings per share - Net income (loss) per share (basic) (2)	$0.12	$(0.12)	$(0.82)	$5.95
Earnings per share - Net income (loss) per share (diluted) (2)	$0.11	$(0.12)	$(0.82)	$5.91

(1) Before (loss) gain on sale, equity in net loss, purchase price and other fair value adjustments and depreciable real estate reserves shown below.
(2) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The basic and diluted Earnings per share have been retroactively adjusted to reflect the reverse stock split.

Supplemental Information	13	First Quarter 2022

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30
	2022	2021	2021	2021
Funds from Operations
Net Income (Loss) Attributable to Common Stockholders	$7,751	$(7,464)	$(51,269)	$388,205

Depreciation and amortization	46,983	62,996	47,335	49,277
Joint ventures depreciation and noncontrolling interests adjustments	60,432	55,702	72,167	61,733
Net income (loss) attributable to noncontrolling interests	349	(1,975)	(2,462)	21,768
Loss (gain) on sale of real estate and discontinued operations	1,002	1,388	(2,079)	(187,766)
Equity in net loss on sale of joint venture property / real estate	—	12,629	27,319	1,280
Purchase price and other fair value adjustments	—	(2,664)	—	(206,779)
Depreciable real estate reserves	—	8,241	18,098	—
Non-real estate depreciation and amortization	(721)	(527)	(837)	(754)
Funds From Operations	$115,796	$128,326	$108,272	$126,964

Funds From Operations - Basic per Share (1)	$1.69	$1.80	$1.58	$1.84

Funds From Operations - Diluted per Share (1)	$1.65	$1.78	$1.55	$1.83

Funds From Operations - Pro forma per Share (2)	$1.65	$1.73	$1.52	$1.78

Funds Available for Distribution
FFO	$115,796	$128,326	$108,272	$126,964

Non real estate depreciation and amortization	721	527	837	754
Amortization of deferred financing costs	1,948	3,774	1,919	2,345
Non-cash deferred compensation	13,682	12,965	18,585	11,549
FAD adjustment for joint ventures	(28,215)	(23,081)	(30,439)	(23,968)
Straight-line rental income and other non-cash adjustments	(2,563)	(883)	(856)	(2,788)
Second cycle tenant improvements	(6,552)	(2,923)	(10,568)	(6,106)
Second cycle leasing commissions	(3,752)	(8)	(2,276)	(2,204)
Revenue enhancing recurring CAPEX	(718)	(230)	(1,050)	(420)
Non-revenue enhancing recurring CAPEX	(4,859)	(2,419)	(10,546)	(5,402)
Reported Funds Available for Distribution	$85,488	$116,048	$73,878	$100,724

First cycle tenant improvements	$—	$1,261	$99	$12
First cycle leasing commissions	$—	$135	$160	$174
Development costs	$7,836	$15,179	$47,846	$36,749
Redevelopment costs	$5,478	$1,608	$10,424	$3,276
Capitalized interest	$17,941	$17,583	$19,970	$20,141

(1) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The basic and diluted FFO per share numbers have been retroactively adjusted to reflect the impact of the reverse stock split.
(2) During the first quarter of 2022, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be retroactively adjusted for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in diluted weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2021 reporting periods.

Supplemental Information	14	First Quarter 2022

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	Total

Balance at December 31, 2021	$221,932	$672	$3,739,409	$(126,160)	$975,781	$13,377	$(46,758)	$4,778,253

Net income					11,489	(143)		11,346
Preferred dividends					(3,738)			(3,738)
Dividends declared ($0.91 per common share)					(57,665)			(57,665)
Distributions to noncontrolling interests						(123)		(123)
Issuance of stock dividend and reverse stock split			163,115	(2,495)				160,620
Other comprehensive income - unrealized gain on derivative instruments							30,439	30,439
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized gain on derivative instruments							10,749	10,749
Other comprehensive loss - unrealized loss on marketable securities							(1,691)	(1,691)
DRSPP proceeds			89					89
Repurchases of common stock		(20)	(114,979)		(36,198)			(151,197)
Reallocation of noncontrolling interests in the Operating Partnership					(43,023)			(43,023)
Deferred compensation plan and stock awards, net		1	5,055					5,056
Balance at March 31, 2022	$221,932	$653	$3,792,689	$(128,655)	$846,646	$13,111	$(7,261)	$4,739,115

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2021	66,306,363	3,986,960	—	70,293,323

YTD share activity	(2,181,916)	108,331	—	(2,073,585)
Share Count at March 31, 2022	64,124,447	4,095,291	—	68,219,738

Weighting factor	1,177,332	26,188	805,106	2,008,626
Weighted Average Share Count at March 31, 2022 - Diluted	65,301,779	4,121,479	805,106	70,228,364

Supplemental Information	15	First Quarter 2022

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	March 31, 2022		December 31, 2021		September 30, 2021

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,691,322	$1,856,135	$3,691,322	$1,856,135	$3,691,322	$1,899,522
Building and improvements	11,639,988	6,001,877	11,557,104	5,969,966	11,429,011	6,071,712
Building leasehold and improvements	436,877	208,650	435,832	208,441	434,512	208,177
Right of use asset - financing leases	740,832	345,489	740,832	345,489	740,832	345,489
Right of use asset - operating leases	258,657	124,810	231,553	115,776	231,553	115,776
	16,767,676	8,536,961	16,656,643	8,495,807	16,527,230	8,640,676
Less: accumulated depreciation	(1,982,402)	(960,191)	(1,892,769)	(912,999)	(1,806,507)	(864,740)
Net real estate	14,785,274	7,576,770	14,763,874	7,582,808	14,720,723	7,775,936

Cash and cash equivalents	310,411	150,238	284,188	132,144	247,853	118,094
Restricted cash	441,533	277,542	484,321	313,408	543,849	358,953
Tenant and other receivables	47,670	24,553	41,908	20,088	39,069	13,966
Deferred rents receivable	514,813	279,948	491,547	262,683	467,060	244,577
Deferred costs, net	286,607	165,725	270,672	158,628	264,877	155,585
Other assets	1,510,345	702,565	1,505,358	698,341	1,575,606	735,914
Total Assets	$17,896,653	$9,177,341	$17,841,868	$9,168,100	$17,859,037	$9,403,025

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $121,491 at 3/31/2022, of which $66,325 is SLG share	$11,118,335	$5,708,426	$11,085,876	$5,700,836	$11,023,009	$5,708,696
Accrued interest	28,939	12,563	28,673	12,349	27,841	12,085
Accounts payable and accrued expenses	244,145	107,926	222,450	99,200	170,436	75,005
Deferred revenue	1,141,181	514,004	1,158,242	521,308	1,216,079	545,643
Lease liability - financing leases	744,650	346,685	744,432	346,680	744,220	346,678
Lease liability - operating leases	254,903	123,993	236,163	118,081	238,089	119,045
Security deposits	27,651	13,654	26,301	12,680	23,632	11,801
Other liabilities	68,222	47,816	75,074	52,173	86,392	59,800
Equity	4,268,627	2,302,274	4,264,657	2,304,793	4,329,339	2,524,272
Total Liabilities and Equity	$17,896,653	$9,177,341	$17,841,868	$9,168,100	$17,859,037	$9,403,025

Supplemental Information	16	First Quarter 2022

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2022		December 31, 2021		March 31, 2021

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$284,756	$143,030	$271,604	$133,121	$249,971	$115,335
Escalation and reimbursement revenues	40,908	20,298	46,117	24,109	42,938	18,324
Investment income	1,215	303	1,242	309	1,215	296
Other income	8,387	4,496	4,384	2,261	7,417	2,346
Total Revenues, net	335,266	168,127	323,347	159,800	301,541	136,301

Gain on early extinguishment of debt	—	—	467	317	—	—

Expenses
Operating expenses	59,914	30,261	60,532	30,962	46,233	19,881
Operating lease rent	6,268	3,032	5,645	2,825	5,644	2,824
Real estate taxes	60,722	29,886	58,130	28,541	54,592	24,471
Total Operating Expenses	126,904	63,179	124,307	62,328	106,469	47,176

Operating Income	208,362	104,948	199,507	97,789	195,072	89,125

Interest expense, net of interest income	94,913	45,237	94,322	44,460	78,749	33,427
Amortization of deferred financing costs	6,757	2,890	7,174	3,101	6,384	2,885
Depreciation and amortization	112,713	58,130	132,758	69,868	114,879	55,275
Net Loss	(6,021)	(1,309)	(34,747)	(19,640)	(4,940)	(2,462)

Real estate depreciation	112,707	58,129	132,750	69,867	114,592	55,218
FFO Contribution	$106,686	$56,820	$98,003	$50,227	$109,652	$52,756

FAD Adjustments:
Non real estate depreciation and amortization	$6	$1	$8	$1	$287	$57
Amortization of deferred financing costs	6,757	2,890	7,174	3,101	6,384	2,885
Straight-line rental income and other non-cash adjustments	(38,128)	(23,502)	(36,237)	(22,692)	(33,183)	(20,273)
Second cycle tenant improvement	(5,417)	(2,939)	(6,063)	(3,099)	(3,419)	(1,711)
Second cycle leasing commissions	(8,149)	(4,155)	(6,468)	(3,204)	(4,669)	(2,797)
Revenue enhancing recurring CAPEX	(675)	(49)	(353)	(60)	(36)	(315)
Non-revenue enhancing recurring CAPEX	(824)	(461)	(8,128)	(4,486)	(1,726)	(927)
Total FAD Adjustments	$(46,430)	$(28,215)	$(50,067)	$(30,439)	$(36,362)	$(23,081)

First cycle tenant improvement	$1,034	$531	$1,412	$715	$581	$158
First cycle leasing commissions	$2,917	$1,494	$770	$219	$7	$—
Development costs	$75,293	$27,883	$121,295	$69,351	$112,571	$71,745
Redevelopment costs	$670	$285	$4,212	$2,104	$126	$52
Capitalized interest	$7,192	$3,276	$8,550	$3,362	$10,223	$6,465

Supplemental Information	17	First Quarter 2022

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2022	2021	2021	2021

Net Operating Income (1)	$85,435	$101,644	$78,632	$84,792
SLG share of NOI from unconsolidated JVs	101,212	87,687	95,976	91,632
NOI, including SLG share of unconsolidated JVs	186,647	189,331	174,608	176,424
Partners' share of NOI - consolidated JVs	(34)	95	(12)	54
NOI - SLG share	$186,613	$189,426	$174,596	$176,478

NOI, including SLG share of unconsolidated JVs	$186,647	$189,331	$174,608	$176,424
Free rent (net of amortization)	(11,068)	(13,928)	(11,777)	(9,608)
Amortization of acquired above and below-market leases, net	(4,491)	(2,410)	(4,639)	(4,600)
Straight-line revenue adjustment	(6,648)	(5,406)	(6,551)	(8,454)
Straight-line tenant credit loss	(511)	2,195	846	268
Operating lease straight-line adjustment	(1,505)	476	463	476
Cash NOI, including SLG share of unconsolidated JVs	162,424	170,258	152,950	154,506
Partners' share of cash NOI - consolidated JVs	(37)	92	(15)	51
Cash NOI - SLG share	$162,387	$170,350	$152,935	$154,557

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended March 31, 2022

	NOI	Cash NOI

Manhattan Operating Properties	$167,878	$145,184
Retail Operating Properties	7,836	7,849
Residential Operating Properties	1,007	1,023
Suburban Operating Properties	1,908	1,996
Development/Redevelopment	6,366	7,041
Total Operating and Development	184,995	163,093
Property Dispositions (2)	(1,002)	(1,033)
Other (3)	2,620	327
Total	$186,613	$162,387

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	18	First Quarter 2022

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2022	2021	%	2021	2021
Revenues
Rental revenue, net	$124,119	$119,232	4.1%	$119,173	$119,628
Escalation & reimbursement revenues	17,751	15,385	15.4%	12,273	11,252
Other income	234	41	470.7%	706	2,037
Total Revenues	$142,104	$134,658	5.5%	$132,152	$132,917

Expenses
Operating expenses	$31,530	$27,188	16.0%	$32,078	$30,493
Operating lease rent	6,225	6,225	—%	6,225	6,225
Real estate taxes	27,846	33,055	(15.8)%	28,105	27,772
Total Operating Expenses	$65,601	$66,468	(1.3)%	$66,408	$64,490

Operating Income	$76,503	$68,190	12.2%	$65,744	$68,427

Interest expense & amortization of financing costs	$12,467	$12,968	(3.9)%	$12,822	$12,858
Depreciation & amortization	38,768	40,057	(3.2)%	38,487	39,349

Income before noncontrolling interest	$25,268	$15,165	66.6%	$14,435	$16,220
Real estate depreciation & amortization	38,768	40,039	(3.2)%	38,485	39,341
FFO Contribution	$64,036	$55,204	16.0%	$52,920	$55,561

Non–building revenue	(58)	(29)	100.0%	(62)	(171)

Interest expense & amortization of financing costs	12,467	12,968	(3.9)%	12,822	12,858
Non-real estate depreciation	—	18	(100.0)%	2	8
NOI	$76,445	$68,161	12.2%	$65,682	$68,256

Cash Adjustments
Free rent (net of amortization)	$(1,540)	$(3,491)	(55.9)%	$(1,338)	$(2,395)
Straight-line revenue adjustment	261	1,514	(82.8)%	858	992
Amortization of acquired above and below-market leases, net	(61)	(95)	(35.8)%	(100)	(100)
Operating lease straight-line adjustment	245	245	—%	245	245
Straight-line tenant credit loss	(659)	1,364	(148.3)%	(152)	93
Cash NOI	$74,691	$67,698	10.3%	$65,195	$67,091

Lease termination income	(168)	(5)	3,260.0%	(636)	(1,856)
Cash NOI excluding lease termination income	$74,523	$67,693	10.1%	$64,559	$65,235

Operating Margins
NOI to real estate revenue, net	53.8%	50.6%		49.7%	51.4%
Cash NOI to real estate revenue, net	52.6%	50.3%		49.4%	50.5%

NOI before operating lease rent/real estate revenue, net	58.2%	55.3%		54.4%	56.1%
Cash NOI before operating lease rent/real estate revenue, net	56.8%	54.7%		53.9%	55.0%

Supplemental Information	19	First Quarter 2022

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2022	2021	%	2021	2021
Revenues
Rental revenue, net	$105,722	$105,385	0.3%	$104,028	$107,816
Escalation & reimbursement revenues	15,667	18,274	(14.3)%	16,241	16,491
Other income	4,119	852	383.5%	1,193	1,369
Total Revenues	$125,508	$124,511	0.8%	$121,462	$125,676

Expenses
Operating expenses	$20,498	$17,889	14.6%	$19,897	$19,331
Operating lease rent	2,824	2,824	—%	2,825	2,824
Real estate taxes	22,730	23,917	(5.0)%	21,921	22,641
Total Operating Expenses	$46,052	$44,630	3.2%	$44,643	$44,796

Operating Income	$79,456	$79,881	(0.5)%	$76,819	$80,880

Interest expense & amortization of financing costs	$32,857	$32,864	—%	$33,523	$33,327
Depreciation & amortization	44,379	49,256	(9.9)%	46,826	46,864

Income (loss) before noncontrolling interest	$2,220	$(2,239)	(199.2)%	$(3,530)	$689
Real estate depreciation & amortization	44,379	49,256	(9.9)%	46,826	46,864
FFO Contribution	$46,599	$47,017	(0.9)%	$43,296	$47,553

Non–building revenue	(62)	(817)	(92.4)%	(135)	(199)

Interest expense & amortization of financing costs	32,857	32,864	—%	33,523	33,327
Non-real estate depreciation	—	—	—%	—	—
NOI	$79,394	$79,064	0.4%	$76,684	$80,681

Cash Adjustments
Free rent (net of amortization)	$216	$(2,611)	(108.3)%	$1,534	$2,923
Straight-line revenue adjustment	1,886	(5,815)	(132.4)%	(2,323)	(5,234)
Amortization of acquired above and below-market leases, net	(4,596)	(4,287)	7.2%	(4,762)	(4,876)
Operating lease straight-line adjustment	192	232	(17.2)%	219	232
Straight-line tenant credit loss	153	840	(81.8)%	486	179
Cash NOI	$77,245	$67,423	14.6%	$71,838	$73,905

Lease termination income	(4,053)	(7)	100.0%	(1,051)	(1,217)
Cash NOI excluding lease termination income	$73,192	$67,416	8.6%	$70,787	$72,688

Operating Margins
NOI to real estate revenue, net	63.3%	63.9%		63.2%	64.3%
Cash NOI to real estate revenue, net	61.6%	54.5%		59.2%	58.9%

NOI before operating lease rent/real estate revenue, net	65.5%	66.2%		65.5%	66.6%
Cash NOI before operating lease rent/real estate revenue, net	63.7%	56.6%		61.4%	61.0%

Supplemental Information	20	First Quarter 2022

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2022	2021	%	2021	2021
Revenues
Rental revenue, net	$124,119	$119,232	4.1%	$119,173	$119,628
Escalation & reimbursement revenues	17,751	15,385	15.4%	12,273	11,252
Other income	234	41	470.7%	706	2,037
Total Revenues	$142,104	$134,658	5.5%	$132,152	$132,917

Equity in Net Income (Loss) from Unconsolidated Joint Ventures (1)	$2,220	$(2,239)	(199.2)%	$(3,530)	$689
Expenses
Operating expenses	$31,530	$27,188	16.0%	$32,078	$30,493
Operating lease rent	6,225	6,225	—%	6,225	6,225
Real estate taxes	27,846	33,055	(15.8)%	28,105	27,772
Total Operating Expenses	$65,601	$66,468	(1.3)%	$66,408	$64,490

Operating Income	$78,723	$65,951	19.4%	$62,214	$69,116

Interest expense & amortization of financing costs	$12,467	$12,968	(3.9)%	$12,822	$12,858
Depreciation & amortization	38,768	40,057	(3.2)%	38,487	39,349

Income before noncontrolling interest	$27,488	$12,926	112.7%	$10,905	$16,909
Real estate depreciation & amortization	38,768	40,039	(3.2)%	38,485	39,341
Joint Ventures Real estate depreciation & amortization (1)	44,379	49,256	(9.9)%	46,826	46,864
FFO Contribution	$110,635	$102,221	8.2%	$96,216	$103,114

Non–building revenue	(58)	(29)	100.0%	(62)	(171)
Joint Ventures Non–building revenue (1)	(62)	(817)	(92.4)%	(135)	(199)

Interest expense & amortization of financing costs	12,467	12,968	(3.9)%	12,822	12,858
Joint Ventures Interest expense & amortization of financing costs (1)	32,857	32,864	0.0%	33,523	33,327
Non-real estate depreciation	—	18	(100.0)%	2	8
NOI	$155,839	$147,225	5.9%	$142,366	$148,937

Cash Adjustments
Non-cash adjustments	$(1,754)	$(463)	278.8%	$(487)	$(1,165)
Joint Ventures non-cash adjustments (1)	(2,149)	(11,641)	(81.5)%	(4,846)	(6,776)
Cash NOI	$151,936	$135,121	12.4%	$137,033	$140,996

Lease termination income	$(168)	$(5)	3,260.0%	$(636)	$(1,856)
Joint Ventures lease termination income (1)	(4,053)	(7)	100.0%	(1,051)	(1,217)
Cash NOI excluding lease termination income	$147,715	$135,109	9.3%	$135,346	$137,923

Operating Margins
NOI to real estate revenue, net	58.3%	57.0%		56.2%	57.7%
Cash NOI to real estate revenue, net	56.8%	52.3%		54.1%	54.6%

NOI before operating lease rent/real estate revenue, net	61.6%	60.5%		59.7%	61.2%
Cash NOI before operating lease rent/real estate revenue, net	60.0%	55.6%		57.5%	57.9%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	21	First Quarter 2022

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

				Principal			2022	Current		Principal	As-Of	Final
			Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity
Fixed rate debt			Interest (%)	3/31/2022	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)
Secured fixed rate debt
100 Church Street			100.0	$198,980	4.68%		$2,428	Jul-22		$197,784	—	Jul-22
420 Lexington Avenue			100.0	287,243	3.99%		5,596	Oct-24		272,749	—	Oct-40
Landmark Square			100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27
485 Lexington Avenue			100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27
1080 Amsterdam (3)			92.5	34,348	3.59%		730	Feb-27		30,255	—	Feb-27
				$1,070,571	4.30%		$8,754			$1,050,788
Unsecured fixed rate debt
Unsecured notes				$499,940	3.25%		$—	Oct-22		$500,000	—	Oct-22
Unsecured notes				300,728	4.50%		—	Dec-22		300,000	—	Dec-22
Term loan B (swapped)				200,000	4.11%		—	Nov-24		200,000	—	Nov-24
Unsecured notes				100,000	4.27%		—	Dec-25		100,000	—	Dec-25
Term loan A (swapped)				1,050,000	2.53%	(4)	—	May-27	(4)	1,050,000	—	May-27
Junior subordinated deferrable interest debentures (swapped)				100,000	1.46%		—	Jul-35		100,000	—	Jul-35
				$2,250,668	3.12%		$—			$2,250,000

	Total Fixed Rate Debt			$3,321,239	3.50%		$8,754			$3,300,788
Floating rate debt
Secured floating rate debt
185 Broadway / 7 Dey (LIBOR + 285 bps)			100.0	$203,478	3.30%		$—	Nov-22		$203,478	—	Nov-23
719 Seventh Avenue (LIBOR + 120 bps)			75.0	50,000	1.46%		—	Sep-23		50,000	—	Sep-23
690 Madison (LIBOR + 150 bps)			100.0	60,000	1.95%		—	Jul-24		60,000	—	Jul-25
				$313,478	2.75%		$—			$313,478
Unsecured floating rate debt
Revolving credit facility (SOFR + 115 bps) (4)				$500,000	1.44%		$—	May-26		$500,000	May-27	May-27
				$500,000	1.44%		$—			$500,000

	Total Floating Rate Debt			$813,478	1.94%		$—			$813,478

	Total Debt - Consolidated			$4,134,717	3.20%		$8,754			$4,114,266

	Debt attributable to 1080 Amsterdam (Held for Sale)			(34,348)
	Deferred financing costs			(21,710)
	Total Debt - Consolidated, net			$4,078,659	3.22%

	Total Debt - Joint Venture, net			$5,708,426	3.28%

Total Debt including SLG share of unconsolidated JV Debt				$9,909,468	3.24%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt				$9,927,377	3.11%

(1) Coupon for floating rate debt determined using the effective LIBOR or Term SOFR rate at the end of the quarter of 0.45% and 0.29%, respectively. Coupon for loans that are subject to LIBOR or Term SOFR floors were determined using the LIBOR or Term SOFR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) This property is held for sale as of 3/31/22.
(4) Represents a blended fixed rate inclusive of the effect of the following swaps:
Term Loan A (swapped)
Notional Value	Rate	Maturity Date
50,000,000	0.63%	Feb-23
400,000,000	0.18%	Feb-23
100,000,000	1.16%	Jul-23
200,000,000	1.13%	Jul-23
150,000,000	2.70%	Jan-24
150,000,000	2.72%	Jan-26
(4) Spread includes 10 basis point Term SOFR adjustment.

Supplemental Information	22	First Quarter 2022

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2022 Principal	Current		Principal	As-Of	Final
	Ownership	3/31/2022			Amortization		Maturity		Due at Maturity	Right	Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Date (2)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748	4.45%		$—	Jul-22		$32,748	—	Jul-22
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Jul-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Oct-22
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Oct-22
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Apr-28
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Jun-23
1515 Broadway	56.9	796,929	453,205	3.93%		11,103	Mar-25		419,372	—	Mar-25
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Sep-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Feb-26
Worldwide Plaza	25.0	1,200,000	299,400	3.98%		—	Nov-27		299,400	—	Nov-27
One Vanderbilt Avenue	71.0	3,000,000	2,130,300	2.95%	(3)	—	Jul-31		2,130,300	—	Jul-31
Stonehenge Portfolio	Various	194,558 (4)	11,200	3.50%		219	Various	(4)	10,374	—	Various
Total Fixed Rate Debt		$8,210,815	$4,309,135	3.53%	(5)	$11,322			$4,274,476
Floating rate debt
1552 Broadway (LIBOR + 265 bps)	50.0	$193,132	$96,566	3.10%		$—	Oct-22		$96,566	—	Oct-22
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000	2.18%		—	Sep-22		600,000	Sep-24	Sep-24
121 Greene Street (LIBOR + 200 bps)	50.0	13,056	6,528	2.45%		—	Nov-22		6,528	—	Nov-22
2 Herald Square (LIBOR + 195 bps)	51.0	199,664	101,829	2.40%		—	Nov-22		101,829	—	Nov-23
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	1.65%		—	Jan-23		6,900	—	Jan-23
220 East 42nd (LIBOR + 275 bps)	51.0	510,000	260,100	3.20%		—	Jun-23		260,100	—	Jun-25
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	3.85%		—	Sep-23		33,431	—	Sep-23
100 Park Avenue (LIBOR + 225 bps)	49.9	360,000	179,640	2.53%		—	Dec-23		179,640	—	Dec-25
15 Beekman (LIBOR + 150 bps)	20.0	50,805	10,161	2.25%		—	Jan-24		10,161	—	Jul-25
10 East 53rd Street (LIBOR + 135 bps)	55.0	220,000	121,000	1.80%		—	Feb-25		121,000	—	Feb-25
One Madison Avenue (LIBOR + 335 bps)	25.5	193,184	49,261	3.62%		—	Nov-25		49,261	—	Nov-26
21 East 66th Street (T 12 mos + 275 bps)	32.3	620	200	4.38%		15	Jun-33		2	—	Jun-33
Total Floating Rate Debt		$3,029,011	$1,465,616	2.54%	(5)	$15			$1,465,418
Total unconsolidated JV Debt		$11,239,826	$5,774,751	3.28%	(5)	$11,337			$5,739,894
	Deferred financing costs	(121,491)	(66,325)
Total unconsolidated JV Debt, net		$11,118,335	$5,708,426	3.28%

(1) Coupon for floating rate debt determined using the effective LIBOR or Term SOFR rate at the end of the quarter of 0.45% and 0.29%, respectively. Coupon for loans that are subject to LIBOR or Term SOFR floors were determined using the LIBOR or Term SOFR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) The financing carries a stated coupon of 2.855%, equivalent to a rate of 2.947% inclusive of hedging costs.
(4) Comprised of three mortgages totaling $132.4 million that mature in April 2028 and two mortgages totaling $63.5 million that mature in July 2029.
(5) Calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt
Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,321,239
Total Debt / Total Assets	36.9%	Less than 60%					SLG Share of JV		4,309,135
Fixed Charge Coverage	2.49x	Greater than 1.4x				Total Fixed Rate Debt			$7,630,374	77.0%
Maximum Secured Indebtedness	13.9%	Less than 50%
Maximum Unencumbered Leverage Ratio	42.9%	Less than 60%				Floating Rate Debt

Unsecured Notes Covenants							Consolidated		$813,478
	Actual	Required					SLG Share of JV		1,465,616
Total Debt / Total Assets	36.0%	Less than 60%							2,279,094	23.0%
Secured Debt / Total Assets	15.3%	Less than 40%			Floating Rate DPE and Other Investments				(302,217)	(3.0)%
Debt Service Coverage	2.79x	Greater than 1.5x				Total Floating Rate Debt			$1,976,877	19.9%
Unencumbered Assets / Unsecured Debt	280.4%	Greater than 150%				Total Debt			$9,909,468

Supplemental Information	23	First Quarter 2022

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

	Ownership	2022 Scheduled		2023 Scheduled		2024 Scheduled		2025 Scheduled		Lease		Year of Final
Property	Interest (%)	Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)		Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas	100.0	$5,182		$6,909		$6,909		$6,909		$90,575		2043
SL Green Headquarters at One Vanderbilt	100.0	611	(4)(5)	1,398	(4)(5)	1,695	(4)	1,736	(4)	92,683		2048
625 Madison Avenue	100.0	1,153	(6)	—	(6)	—	(6)	—	(6)	1,146		2054
SUMMIT One Vanderbilt	100.0	1,795	(4)	5,560	(4)	6,958	(4)	6,958	(4)	427,088		2070
885 Third Avenue	100.0	569		759		759		759		15,312		2080
420 Lexington Avenue	100.0	8,399		11,199		11,199		11,199		176,827		2080
711 Third Avenue	100.0	4,125		5,500		5,500		5,500		48,563		2083
1080 Amsterdam Avenue	92.5	218		290		306		387		—	(7)	2111
Total		$22,052		$31,615		$33,326		$33,448		$852,194

Financing Leases
1080 Amsterdam Avenue	92.5	$303		$404		$426		$538		$—	(7)	2111
15 Beekman	100.0	2,318		3,133		3,180		3,228		103,238		2119	(8)
Total		$2,621		$3,537		$3,606		$3,766		$103,238

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (9)	33.3	$3,021		$614		$614		$614		$6,915		2029
650 Fifth Avenue (Floors 4-6)	50.0	1,343		1,790		1,790		1,790		16,663		2053
650 Fifth Avenue (Floors b-3)	50.0	1,081		1,458		1,569		1,569		31,252		2062
1560 Broadway	50.0	5,146		6,935		7,272		7,476		69,163		2114
Total		$10,591		$10,797		$11,245		$11,449		$123,993

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$5,021		$6,786		$7,364		$7,364		$100,411		2062
One Vanderbilt Avenue Garage	71.0	153		207		209		211		3,400		2069
2 Herald Square	51.0	5,493		7,467		7,654		7,845		222,205		2077	(8)
Total		$10,667		$14,460		$15,227		$15,420		$326,016

(1) Reflects remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of March 31, 2022.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) The 2022 and 2023 scheduled cash payments reflect free rent.
(6) Reflects known cash payments through ground rent reset date.
(7) As of March 31, 2022, this liability is classified within liabilities held for sale. The related financing and operating leases at March 31, 2022 were $22.6 million and $7.6 million, respectively.
(8) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(9) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner. These amounts are also included as rents owed to the sublandlord under a sublease covering 100% of the premises.

Supplemental Information	24	First Quarter 2022

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

3/31/2021		$1,097,202	$1,102,569	6.77%	6.86%

Debt investment originations/fundings/accretion	(4)	72,525
Preferred Equity investment originations/accretion	(4)	3,274
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(100,290)
Reserves/Realized Losses		—
6/30/2021		$1,072,711	$1,156,359	7.11%	7.34%

Debt investment originations/fundings/accretion	(4)	14,368
Preferred Equity investment originations/accretion	(4)	3,354
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(38,323)
Reserves/Realized Losses		—
9/30/2021		$1,052,110	$1,069,522	7.28%	7.39%

Debt investment originations/fundings/accretion	(4)	89,466
Preferred Equity investment originations/accretion	(4)	3,397
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(56,250)
Reserves/Realized Losses		—
12/31/2021		$1,088,723	$1,119,010	7.22%	7.36%

Debt investment originations/fundings/accretion	(4)	16,615
Preferred Equity investment originations/accretion	(4)	8,937
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(6,405)
Reserves/Realized Losses		—
3/31/2022		$1,107,870	$1,101,609	7.28%	7.41%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	25	First Quarter 2022

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Senior Mortgage Debt	$26,088	$73,000	$99,088		$—	$597	4.17%	4.25%

Mezzanine Debt	276,040	450,799	726,839		4,700,426	$832	6.78%	6.98%

Preferred Equity	—	281,943	281,943		1,962,750	$946	9.68%	9.64%

Balance as of 03/31/22	$302,128	$805,742	$1,107,870	(4)		$840	7.28%	7.41%

	Debt and Preferred Equity Maturity Profile (4)
	2022	2023	2024	2025	2026 & Thereafter
Floating Rate	$221,380	$80,748	$—	$—	$—
Fixed Rate	211,903	367,630	6,890	30,000	189,319
Sub-total	$433,283	$448,378	$6,890	$30,000	$189,319

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 1.55 years. Approximately 27.1% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.24 years.

Supplemental Information	26	First Quarter 2022

LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior			Yield At End
Investment Type	3/31/2022	Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Mezzanine Loan	$225,367	Fee	Manhattan	$382,473	$1,042	Fixed	(4)

Mezzanine Loan and Preferred Equity	223,125	Office	Manhattan	1,712,750	$1,087	Fixed	10.64%

Mezzanine Loan	135,157	Office	Manhattan	1,115,000	$1,075	Floating	11.14%

Preferred Equity	114,068	Multi-Family Rental	Manhattan	250,000	$738	Fixed	6.55%

Mezzanine Loan	73,000	Office	Manhattan	—	$712	Fixed	3.50%

Mezzanine Loan	69,263	Fee	Manhattan	276,885	$593	Fixed	14.16%

Mezzanine Loan	49,999	Office	Manhattan	275,000	$414	Floating	6.85%

Mezzanine	44,182	Multi-Family Rental	Manhattan	280,000	$502	Fixed	8.97%

Senior Mortgage and Mezzanine	40,161	Multi-Family Rental	Manhattan	—	$426	Floating	9.40%

Mezzanine Loan	37,824	Office	Manhattan	181,536	$675	Floating	6.08%

Total	$1,012,146

(1) Net of unamortized fees, discounts, and premiums excluding loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan was put on non-accrual in the third quarter of 2020 and continues to be on non-accrual as of March 31, 2022.

Supplemental Information	27	First Quarter 2022

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Mar-22	Dec-21	Sep-21	Jun-21	Mar-21	($'s)	100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.8	90.1	90.1	98.9	99.3	99.3	$44,535	8.8	4.0	17
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	1.0	78.5	77.1	82.5	76.9	76.7	12,642	2.5	1.1	49
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.8	95.7	99.2	99.0	99.6	99.6	43,959	8.7	3.9	26
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1.0	100.0	100.0	100.0	100.0	91.2	17,533	3.5	1.6	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.4	84.1	84.8	83.4	85.3	85.7	79,748	15.7	7.0	169
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	200,000	0.9	87.5	84.2	89.5	86.2	86.2	16,303	3.2	1.5	14
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	4.2	80.7	80.7	80.7	85.9	85.9	50,779	10.0	4.5	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.3	99.7	99.7	99.7	99.9	99.9	50,680	10.0	4.5	9
711 Third Avenue	100.0 (1)	Grand Central North	Leasehold Interest (1)	1	524,000	2.4	94.7	94.7	94.7	91.2	96.4	35,367	7.0	3.1	22
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	3.2	81.5	82.6	80.2	81.3	85.8	40,151	7.9	3.6	39
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.9	80.9	79.8	79.8	79.8	79.8	78,258	15.5	7.0	12
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.6	82.3	81.2	79.6	80.1	80.7	36,700	7.2	3.3	41

Subtotal / Weighted Average				12	8,180,345	37.5%	87.4%	87.5%	88.4%	89.0%	89.6%	$506,655	100.0%	45.1%	434

Total / Weighted Average Consolidated Properties				12	8,180,345	37.5%	87.4%	87.5%	88.4%	89.0%	89.6%	$506,655	100.0%	45.1%	434

UNCONSOLIDATED PROPERTIES
"Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.7	95.8	95.8	95.8	95.8	95.8	$42,324		1.9	5
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.6	90.3	89.0	88.0	87.7	91.0	29,272		1.4	37
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	10.6	100.0	100.0	100.0	100.0	100.0	173,019		9.3	10
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.8	80.0	76.3	79.7	83.6	83.0	58,842		2.6	38
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.5	96.1	94.9	93.7	94.2	94.3	130,472		5.8	38
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.4	83.5	87.6	92.1	92.2	92.9	35,097		1.9	35
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.7	93.6	100.0	100.0	100.0	100.0	102,954		4.7	8
1515 Broadway	56.9	Times Square	Fee Interest	1	1,750,000	8.0	99.8	99.9	99.9	99.9	99.9	135,874		6.9	8
Worldwide Plaza	25.0	Westside	Fee Interest	1	2,048,725	9.4	91.5	95.1	95.4	97.7	97.7	138,965		3.1	22

Subtotal / Weighted Average				9	10,869,183	49.7%	94.3%	95.6%	95.9%	96.7%	96.8%	$846,819		37.6%	201

"Non Same Store"
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	1,657,198	7.6	93.5	86.6	78.7	66.9	59.4	$226,470		14.3	32
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	1,135,000	5.2	91.8	91.1	92.1	94.3	94.1	66,242		3.0	33

Subtotal / Weighted Average				2	2,792,198	12.8%	92.8%	88.4%	84.1%	78.0%	73.5%	$292,712		17.3%	65

Total / Weighted Average Unconsolidated Properties				11	13,661,381	62.5%	94.0%	94.1%	93.5%	92.9%	92.1%	$1,139,531		54.9%	266

Manhattan Operating Properties Grand Total / Weighted Average				23	21,841,726	100.0%	91.5%	91.6%	91.6%	91.5%	91.1%	$1,646,186			700
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,123,268		100.0%
Manhattan Operating Properties Same Store Occupancy %					19,049,528	87.2%	91.3%	92.1%	92.7%	93.4%	93.7%
Manhattan Operating Properties Same Store Leased Occupancy %							92.7%	93.0%	93.2%	93.7%	94.2%

(1) The Company owns 50% of the fee interest.

Supplemental Information	28	First Quarter 2022

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Mar-22	Dec-21	Sep-21	Jun-21	Mar-21	($'s)	(SLG%)

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	5.4	100.0	100.0	100.0	100.0	100.0	$3,270	2.0	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	4.1	100.0	100.0	100.0	100.0	100.0	2,227	1.5	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.6	100.0	100.0	100.0	100.0	100.0	3,792	4.0	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	2.2	100.0	100.0	100.0	100.0	100.0	1,749	1.8	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	21.6	100.0	100.0	100.0	100.0	100.0	37,950	39.1	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	37.5	90.4	90.4	100.0	100.0	100.0	49,318	11.1	5
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	3.1	—	—	—	—	—	—	—	—
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	18.0	88.3	88.3	88.3	88.3	88.3	29,805	30.7	3
Added to Same Store in 2022
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	4.0	100.0	100.0	100.0	—	100.0	2,100	1.6	1

Subtotal/Weighted Average				10	312,036	97.5%	90.9%	90.9%	94.6%	90.5%	94.6%	$130,211	91.8%	15

"Non Same Store" Retail
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	2.5	100.0	100.0	100.0	N/A	N/A	$4,000	8.2	1
Subtotal/Weighted Average				1	7,848	2.5%	100.0%	100.0%	100.0%	—%	—%	$4,000	8.2%	1

Total / Weighted Average Retail Properties				11	319,884	100.0%	91.2%	91.2%	94.8%	90.5%	94.6%	$134,211	100.0%	16

Residential Properties
	Ownership			# of		Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (1)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Units	Mar-22	Dec-21	Sep-21	Jun-21	Mar-21	($'s)	(SLG%)	($'s)

"Same Store" Residential
1080 Amsterdam (2)	92.5	Upper West Side	Leasehold Interest	1	82,250	97	100.0	99.0	100.0	40.6	38.5	$5,254	35.9	$4,253
Stonehenge Portfolio (2)	Various	Various	Fee Interest	6	445,934	537	96.8	96.7	94.8	81.2	70.7	26,491	4.8	3,886
Subtotal/Weighted Average				7	528,184	634	97.3%	97.0%	95.6%	75.0%	65.8%	$31,745	40.7%	$3,944

"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	1	140,382	209	59.3	30.1	3.3	—	—	$8,037	59.3	$5,401
Subtotal/Weighted Average				1	140,382	209	59.3%	30.1%	3.3%	—%	—%	$8,037	59.3%	$5,401

Total / Weighted Average Residential Properties				8	668,566	843	87.9%	80.4%	72.7%	56.4%	49.5%	$39,782	100.0%	$4,188

Suburban Properties
	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Mar-22	Dec-21	Sep-21	Jun-21	Mar-21	($'s)	(SLG%)

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	100.0	78.6	78.9	80.5	82.4	81.6	$19,587	100.0	106
Subtotal/Weighted Average				7	862,800	100.0%	78.6%	78.9%	80.5%	82.4%	81.6%	$19,587	100.0%	106

Total / Weighted Average Suburban Properties				7	862,800	100.0%	78.6%	78.9%	80.5%	82.4%	81.6%	$19,587	100.0%	106

(1) Calculated based on occupied units. Amounts in dollars.
(2) This asset was sold in April 2022

Supplemental Information	29	First Quarter 2022

SELECTED PROPERTY DATA Development / Redevelopment, Land and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Mar-22	Dec-21	Sep-21	Jun-21	Mar-21	($'s)	(SLG%)

Development / Redevelopment
19 East 65th Street	100.0	Plaza District	Fee Interest	1	14,639	0.7	5.5	5.5	5.5	5.5	5.5	$32	0.1	$10,755	1
185 Broadway	100.0	Lower Manhattan	Fee Interest		50,206	2.3	14.1	—	—	—	—	570	1.3	34,507	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	138,563	6.4	—	—	—	100.0	100.0	—	—	190,730	—
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	25.9	25.8	25.2	25.2	25.2	26.1	19,964	44.1	310,650	20
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	35.9	21.8	34.0	33.9	34.0	39.1	12,152	26.9	329,140	21
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	625,300	28.8	25.0	23.6	23.6	84.6	86.8	12,503	27.6	404,988	13
Total / Weighted Average Development / Redevelopment Properties				5	2,171,708	100.0%	22.1%	25.6%	25.5%	49.5%	52.2%	$45,221	100.0%	$1,280,770	56

Land
1591-1597 Broadway (1)	100.0	Times Square	Fee Interest	1	7,684	100.0	100.0	100.0	100.0	N/A	N/A	$7,996	100.0
Total / Weighted Average Land				1	7,684	100.0%	100.0%	100.0%	100.0%	—%	—%	$7,996	100.0%
(1) A third party claiming an interest in the property was awarded ownership in March 2022.. The Company has filed a notice to appeal.

Construction in Progress
							Future Equity
					Equity Contributed		Contributions			Financing		Total
Building Address	Usable	Ownership	Estimated	Percentage								Development
	Sq. Feet	Interest (%)	TCO (1)	Leased	Company	Partners	Company		Partners	Drawn	Available	Budget (2)

15 Beekman (3)	221,884	20.0	(3)	100.0	$8,350	$33,400	$10,552		$42,208	$50,805	$74,195	$219,510
One Madison	1,396,426	25.5	Q4 2023	27.5	285,692	183,794	—	(4)	567,763	193,184	1,056,816	2,287,249
760 Madison	58,574	100.0	Q3 2023 (5)	(6)	330,067	—	110,061		—	—	—	440,128

Total Construction In Progress					$624,109	$217,194	$120,613		$609,971	$243,989	$1,131,011	$2,946,887

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) The space is 100% leased to Pace University for 30 years. Delivery of the academic space and dormitory space is estimated for Q4 2022 and Q3 2023, respectively.
(4) Company Equity Contributed is shown net of future equity contributions to be funded by the partners at TCO.
(5) Reflects TCO of retail space.
(6) The flagship retail space, which is comprised of 22,648 square feet, is 100% leased to Giorgio Armani for 15 years.

Supplemental Information	30	First Quarter 2022

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Mar-22	Dec-21	Sep-21	Jun-21	Mar-21	($'s)	100%	SLG%

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	0.6	100.0	100.0	100.0	N/A	N/A	$4,000	1.5	2.6	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				2	17,888	1.3%	43.9%	43.9%	43.9%	—%	—%	$4,000	1.5%	2.6%	1

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.2	100.0	100.0	100.0	100.0	100.0	$3,270	1.2	0.6	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.9	100.0	100.0	100.0	100.0	100.0	2,227	0.8	0.5	1
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	0.9	100.0	100.0	100.0	—	100.0	2,100	0.8	0.5	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.4	100.0	100.0	100.0	100.0	100.0	3,792	1.4	1.3	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.5	100.0	100.0	100.0	100.0	100.0	1,749	0.6	0.6	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	4.9	100.0	100.0	100.0	100.0	100.0	37,950	13.8	12.4	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	8.5	90.4	90.4	100.0	100.0	100.0	49,318	17.9	3.5	5
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	4.1	88.3	88.3	88.3	88.3	88.3	29,805	10.8	9.8	3

Subtotal / Weighted Average				9	301,996	21.4%	94.0%	94.0%	97.8%	93.5%	97.8%	$130,211	47.3%	29.2%	15

Total / Weighted Average Prime Retail				11	319,884	22.7%	91.2%	91.2%	94.8%	90.5%	94.6%	$134,211	48.8%	31.8%	16

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.4	92.8	92.8	92.8	100.0	100.0	$3,443	1.3	2.3	8
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.1	94.8	94.8	94.8	94.8	77.6	1,902	0.7	1.2	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.3	100.0	100.0	97.3	97.3	97.3	4,574	1.7	3.0	6
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.8	100.0	100.0	100.0	100.0	100.0	3,546	1.3	2.3	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	54,026	3.8	95.8	95.8	95.8	100.0	90.3	4,923	1.7	3.2	4
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	17,114	1.2	15.9	15.9	15.9	15.9	15.9	881	0.3	0.6	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	3.0	100.0	100.0	100.0	100.0	100.0	5,990	2.1	3.9	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	4.3	100.0	100.0	100.0	100.0	99.7	2,366	0.9	1.6	2
625 Madison Avenue (1)	100.0	Plaza District	Leasehold Interest	1	78,489	5.6	84.7	79.0	79.0	79.0	87.7	13,689	5.0	9.0	16
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.8	100.0	100.0	100.0	100.0	100.0	3,183	1.2	2.1	3
750 Third Avenue (1)	100.0	Grand Central North	Fee Interest	1	24,827	1.8	47.5	53.2	53.2	53.2	53.2	1,632	0.6	1.1	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.3	98.6	98.6	98.6	98.6	98.6	4,370	1.6	2.9	3
885 Third Avenue (1)	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	12,403	0.9	64.2	97.4	97.4	97.4	97.4	435	0.2	0.3	1
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	319	0.1	0.2	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.5	100.0	100.0	100.0	100.0	100.0	6,883	2.4	4.4	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.3	100.0	100.0	100.0	100.0	62.6	2,399	0.9	1.6	6

Subtotal / Weighted Average				16	525,001	37.2%	90.2%	90.3%	90.2%	91.5%	89.9%	$60,535	22.0%	39.7%	78
(1) Redevelopment properties.

Supplemental Information	31	First Quarter 2022

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of			% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet		Sq. Feet	Mar-22	Dec-21	Sep-21	Jun-21	Mar-21	($'s)	100%	SLG%

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	34,779		2.5	86.6	86.6	86.6	86.6	37.1	$5,025	1.8	2.3	1
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.7	83.2	83.2	83.2	83.2	83.2	21,122	7.7	7.1	3
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.8	100.0	100.0	100.0	100.0	100.0	3,678	1.3	1.3	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.7	97.7	97.7	97.7	98.9	98.9	3,450	1.3	1.4	5
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.8	93.1	100.0	100.0	100.0	100.0	3,295	1.2	1.1	8
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	35,332		2.5	85.0	82.2	82.2	82.2	82.2	1,828	0.7	0.6	4
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		2.0	100.0	100.0	100.0	100.0	100.0	2,288	0.8	0.7	2
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.7	100.0	100.0	100.0	100.0	100.0	1,931	0.7	0.8	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.2	98.9	98.9	98.9	98.9	98.9	3,533	1.3	1.2	4
1515 Broadway	56.9	Times Square	Fee Interest	1	185,956		13.2	98.5	100.0	100.0	100.0	100.0	31,733	11.5	11.8	8
Worldwide Plaza	25.0	Westside	Fee Interest	1	10,592	(1)	0.7	78.5	78.5	78.5	93.6	93.6	1,040	0.4	0.2	6
Stonehenge Portfolio	Various	Various	Fee Interest	2	19,231		1.4	71.7	71.7	71.7	42.4	49.5	1,249	0.5	—	5

Subtotal / Weighted Average				13	567,383		40.2%	92.9%	93.7%	93.7%	93.1%	90.3%	$80,172	29.2%	28.5%	51

Total / Weighted Average Other Retail				29	1,092,384		77.3%	91.6%	92.1%	92.0%	92.3%	90.1%	$140,707	51.2%	68.2%	129

Retail Grand Total / Weighted Average				40	1,412,268		100.0%	91.5%	91.9%	92.6%	91.9%	91.1%	$274,917	100.0%		145
Retail Grand Total - SLG share of Annualized Rent													$152,546		100.0%

(1) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	32	First Quarter 2022

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (1)	Annualized Contractual Rent PSF		Credit Rating (2)
Tenant Name	Property
ViacomCBS Inc.	1515 Broadway	56.9	Jun 2031	1,603,126	$104,115	$59,346	4.8%	$64.95
	555 West 57th Street	100.0	Dec 2023	338,527	17,637	17,637	1.4%	52.10
	1515 Broadway	56.9	Mar 2028	9,106	2,013	1,147	0.1%	221.01
	Worldwide Plaza	25.0	Jan 2027	32,598	2,466	615	—%	75.66
				1,983,357	$126,231	$78,745	6.3%	$63.65		BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,265,841	$81,957	$49,174	3.9%	$64.75		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$49,933	$29,960	2.4%	$86.27		A

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	200,002	$27,445	$19,489	1.5%	$137.23	(3)
	125 Park Avenue	100.0	Oct 2023	6,234	2,010	2,010	0.2%	322.47
	125 Park Avenue	100.0	Oct 2030	26,536	1,745	1,745	0.1%	65.75
				232,772	$31,200	$23,244	1.8%	$134.04		AA-

Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$32,375	$22,989	1.8%	$166.28	(3)	A-
Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Dec 2022	527,487	$44,256	$22,571	1.8%	$83.90
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,589	$20,589	1.6%	$94.33

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,140	$20,140	1.6%	$58.40
	420 Lexington Avenue	100.0	Sep 2021	7,537	443	444	—%	58.89
				352,410	$20,583	$20,584	1.6%	$58.41	(3)	Baa3

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$20,255	$20,255	1.6%	$39.72		Aa2

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$12,815	$12,815	1.0%	$73.62
	11 Madison Avenue	60.0	Sep 2030	104,618	10,313	6,188	0.5%	98.58
				278,687	$23,128	$19,003	1.5%	$82.99

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$37,950	$18,975	1.5%	$548.30		AA-
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$34,948	$17,824	1.4%	$62.72

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Jan 2043	146,642	$23,308	$16,551	1.4%	$158.95
	420 Lexington Avenue	100.0	Jan 2026	10,043	603	603	—%	60.00
				156,685	$23,911	$17,154	1.4%	$152.61

Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$68,673	$17,134	1.4%	$111.28

Toronto Dominion Bank	One Vanderbilt Avenue	71.0	Mar 2042	142,892	$18,193	$12,918	1.0%	$127.32	(3)
	125 Park Avenue	100.0	Oct 2041	52,450	3,409	3,409	0.3%	65.00
				195,342	$21,602	$16,327	1.3%	$110.58		AA-

National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,314	$15,314	1.2%	$103.32
Unidentified Financial Firm	One Vanderbilt Avenue	71.0	Dec 2027	97,652	$21,155	$15,022	1.2%	$216.64	(3)
Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$14,914	$14,914	1.2%	$89.21		BBB-

Greenberg Traurig LLP	One Vanderbilt Avenue	71.0	Nov 2037	99,888	$12,486	$8,866	0.7%	$125.00
	420 Lexington Avenue	100.0	Nov 2037	46,744	3,223	3,223	0.3%	68.95
				146,632	$15,709	$12,089	1.0%	$107.13

Nomura Holding America, Inc.	810 Seventh Avenue	100.0	Jan 2026	17,320	$1,233	$1,232	0.1%	$71.13
	Worldwide Plaza	25.0	Sep 2033	705,089	41,520	10,359	0.8%	58.89
				722,409	$42,753	$11,591	0.9%	$59.18		A-

Total				9,019,992	$747,436	$463,458	36.8%	$82.86
(1) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(2) Corporate or bond rating from S&P, Fitch or Moody's.
(3) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	33	First Quarter 2022

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	34	First Quarter 2022

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s) (2)

Available Space at 12/31/21			1,638,009

Add: Property out of Development	One Vanderbilt Avenue		107,612

Space which became available during the Quarter (3):
Office
	10 East 53rd Street	3	19,406	21,979	$96.98
	100 Park Avenue	1	9,749	10,570	99.71
	110 Greene Street	1	1,239	1,239	88.70
	125 Park Avenue	2	27,287	28,231	64.83
	220 East 42nd Street	3	66,102	76,087	48.97
	420 Lexington Avenue	13	39,085	56,535	65.37
	800 Third Avenue	4	33,264	36,384	70.36
	810 Seventh Avenue	1	7,840	8,760	75.63
	919 Third Avenue	1	92,026	98,431	65.30
	1350 Avenue of the Americas	1	3,023	3,071	78.57
	Worldwide Plaza	1	72,947	73,239	62.07
	Total/Weighted Average	31	371,968	414,526	$65.10

Retail
	100 Park Avenue	1	2,668	2,745	$104.09
	220 East 42nd Street	1	5,300	5,300	161.38
	1515 Broadway	1	2,727	2,729	1,236.05
	Total/Weighted Average	3	10,695	10,774	$418.79

Storage
	110 Greene Street	1	165	165	$38.55
	220 East 42nd Street	2	2,946	3,191	31.25
	Total/Weighted Average	3	3,111	3,356	$31.61

	Total Space which became available during the quarter
	Office	31	371,968	414,526	$65.10
	Retail	3	10,695	10,774	$418.79
	Storage	3	3,111	3,356	$31.61
		37	385,774	428,656	$73.72

	Total Available Space		2,131,395

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	35	First Quarter 2022

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF (2)	Prev. Escalated Rent/ Rentable SF (3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,131,395

Office
	10 East 53rd Street	3	6.9	24,098	26,312	$85.44	$116.10	$70.62	6.7
	100 Park Avenue	2	11.5	43,878	49,080	69.15	89.37	76.34	12.8
	110 Greene Street	2	3.5	4,408	4,408	80.50	86.45	54.29	1.8
	125 Park Avenue	2	3.5	6,368	6,472	63.80	72.97	16.22	1.4
	220 East 42nd Street	3	10.8	73,687	82,707	56.56	50.92	99.23	11.4
	280 Park Avenue	2	12.9	15,330	17,600	87.57	91.33	165.42	11.6
	420 Lexington Avenue	9	3.7	30,182	41,267	60.52	69.68	23.77	3.0
	461 Fifth Avenue	1	10.8	6,639	7,134	79.00	—	125.81	13.0
	800 Third Avenue	3	9.4	11,861	12,765	61.75	71.19	63.96	7.8
	1185 Avenue of the Americas	1	11.2	11,551	11,870	70.00	—	130.00	14.0
	1350 Avenue of the Americas	3	3.3	9,555	9,770	68.12	78.57	8.66	2.7
	Total/Weighted Average	31	9.0	237,557	269,385	$66.72	$74.00	$79.40	9.2

Retail
	220 East 42nd Street	1	10.6	5,945	5,399	$89.83	$—	$—	7.0
	Total/Weighted Average	1	10.6	5,945	5,399	$89.83	$—	$—	7.0

Storage
	220 East 42nd Street	2	10.0	2,946	3,191	$28.75	$31.25	$5.79	9.0
	Total/Weighted Average	2	10.0	2,946	3,191	$28.75	$31.25	$5.79	9.0

Leased Space
	Office (4)	31	9.0	237,557	269,385	$66.72	$74.00	$79.40	9.2
	Retail	1	10.6	5,945	5,399	$89.83	$—	$—	7.0
	Storage	2	10.0	2,946	3,191	$28.75	$31.25	$5.79	9.0
	Total	34	9.0	246,448	277,975	$66.74	$73.40	$77.01	9.1

Total Available Space as of 03/31/2022				1,884,947

Early Renewals
Office
	10 East 53rd Street	1	7.4	3,218	3,863	$82.00	$77.00	$63.52	5.0
	11 Madison Avenue	1	1.0	6,167	7,147	85.00	72.32	—	—
	110 Greene Street	1	4.1	3,225	3,338	90.00	94.45	54.08	1.0
	280 Park Avenue	1	2.1	6,100	6,179	110.00	115.80	1.94	1.0
	420 Lexington Avenue	1	1.0	2,928	3,385	61.00	64.65	—	—
	1350 Avenue of the Americas	1	5.4	3,041	3,119	80.65	81.00	18.15	5.0
	Total/Weighted Average	6	3.1	24,679	27,031	$87.40	$85.70	$18.29	1.6

Retail
	420 Lexington Avenue	1	7.0	4,928	5,882	$179.22	$199.33	$—	—
	1350 Avenue of the Americas	1	11.0	2,270	2,270	210.00	226.01	—	—
		2	8.1	7,198	8,152	$187.79	$206.76	$—	—

Renewals
	Early Renewals Office	6	3.1	24,679	27,031	$87.40	$85.70	$18.29	1.6
	Early Renewals Retail	2	8.1	7,198	8,152	$187.79	$206.76	$—	—
	Total	8	4.2	31,877	35,183	$110.66	$113.75	$14.05	1.3

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $65.71/rsf for 224,300 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $68.04/rsf for 251,331 rentable SF.

Supplemental Information	36	First Quarter 2022

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
	Wholly-Owned and Consolidated JV Properties
1st Quarter 2022 (4)	8	19,539	19,539	0.3%	$1,161,075	$1,161,075	$59.42	$57.60
2nd Quarter 2022	18	55,850	55,850	0.7%	4,859,537	4,859,537	87.01	92.41
3rd Quarter 2022	22	137,357	137,357	1.8%	8,728,370	8,728,370	63.55	60.05
4th Quarter 2022	30	309,787	309,787	4.1%	26,824,186	26,824,186	86.59	72.78

Total 2022	78	522,533	522,533	6.9%	$41,573,168	$41,573,168	$79.56	$70.96

2023	58	709,621	709,621	9.3%	$44,748,182	$44,748,182	$63.06	$62.98
2024	52	367,629	367,629	4.8%	23,903,873	23,903,873	65.02	66.16
2025	48	484,619	484,619	6.4%	42,287,641	42,287,641	87.26	70.87
2026	41	749,897	749,897	9.8%	49,548,125	49,548,125	66.07	65.09
2027	42	596,566	596,566	7.8%	46,532,239	46,532,239	78.00	68.49
2028	22	531,638	531,638	7.0%	38,449,198	38,449,198	72.32	70.16
2029	19	391,758	391,758	5.1%	26,470,929	26,470,929	67.57	63.93
2030	18	773,911	773,911	10.3%	52,048,214	52,048,214	67.25	66.68
2031	15	330,447	330,447	4.3%	21,075,021	21,075,021	63.78	66.66
Thereafter	48	2,158,267	2,158,267	28.3%	120,018,102	120,018,102	55.61	57.99
Grand Total	441	7,616,886	7,616,886	100.0%	$506,654,692	$506,654,692	$66.52	$64.50

	Unconsolidated JV Properties
1st Quarter 2022 (4)	10	159,504	82,444	1.2%	$21,507,240	$11,295,720	$134.84	$147.98
2nd Quarter 2022	2	3,873	2,097	—%	286,569	156,598	73.99	73.12
3rd Quarter 2022	3	11,795	5,998	0.2%	1,668,392	835,876	141.45	94.81
4th Quarter 2022	6	382,281	196,539	2.9%	31,981,092	16,487,807	83.66	71.11

Total 2022	21	557,453	287,078	4.3%	$55,443,293	$28,776,001	$99.46	$93.62

2023	23	414,242	217,430	3.2%	$34,970,076	$18,282,877	$84.42	$74.47
2024	30	994,951	334,092	7.7%	109,318,441	37,326,981	109.87	80.92
2025	24	400,395	216,478	3.1%	38,478,427	21,245,889	96.10	85.36
2026	27	523,894	247,825	4.0%	54,645,450	27,043,857	104.31	94.01
2027	19	221,565	105,454	1.7%	30,014,102	15,406,715	135.46	115.88
2028	25	277,364	156,235	2.1%	29,389,204	16,656,786	105.96	102.38
2029	12	844,275	432,313	6.5%	60,045,882	30,765,933	71.12	73.60
2030	15	421,243	241,160	3.2%	41,752,041	24,067,528	99.12	89.45
2031	21	2,771,245	1,531,064	21.4%	203,421,611	112,142,976	73.40	76.01
Thereafter	56	5,537,932	3,044,288	42.8%	482,052,402	284,897,765	87.05	97.65
Grand Total	273	12,964,559	6,813,417	100.0%	$1,139,530,929	$616,613,308	$87.90	$88.88

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of March 31, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to March 31, 2022.

Supplemental Information	37	First Quarter 2022

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Wholly-Owned and Consolidated JV's Unaudited

	High Street Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2022 (4)	—	—	—	—%	$—	$—	$—	$—

2023	—	—	—	—%	—	—	—	—
2024	1	7,848	7,848	100.0%	4,000,000	4,000,000	509.68	399.48
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
Thereafter	—	—	—	—%	—	—	—	—
	1	7,848	7,848	100.0%	$4,000,000	$4,000,000	$509.68	$399.48
Vacancy (5)		10,040						$268.92
Grand Total		17,888						$326.20

	Other Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2022 (4)	13	67,381	67,381	14.0%	$12,632,861	$12,632,861	$187.48	$186.22

2023	5	22,630	22,501	4.7%	6,448,477	6,424,546	284.95	197.11
2024	3	6,573	6,573	1.4%	1,243,754	1,243,754	189.22	200.78
2025	4	29,597	29,597	6.2%	4,414,593	4,414,593	149.16	100.72
2026	7	12,268	12,268	2.6%	1,217,440	1,217,440	99.24	89.81
2027	7	31,661	31,661	6.6%	4,454,185	4,454,185	140.68	103.92
2028	4	8,173	8,173	1.7%	1,730,906	1,730,906	211.78	156.78
2029	3	27,702	27,702	5.8%	2,524,945	2,524,945	91.15	86.47
2030	7	51,514	51,514	10.7%	7,886,532	7,886,532	153.09	127.73
2031	4	17,343	17,343	3.6%	1,915,588	1,915,588	110.45	87.24
Thereafter	21	205,459	205,459	42.7%	16,065,667	16,065,667	78.19	61.48
	78	480,301	480,172	100.0%	$60,534,948	$60,511,017	$126.04	$104.32
Vacancy (5)		50,964						$114.66
Grand Total		531,265						$105.31

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of March 31, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to March 31, 2022.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	38	First Quarter 2022

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unconsolidated JV's Unaudited

	High Street Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2022 (4)	3	7,503	1,653	2.8%	$371,870	$72,497	$49.56	$61.68

2023	4	57,939	9,940	21.2%	26,777,661	4,051,213	462.17	297.16
2024	1	7,793	3,897	2.9%	5,752,488	2,876,244	738.16	1,026.56
2025	—	—	—	—%	—	—	—	—
2026	4	74,424	12,346	27.3%	32,489,514	5,691,593	436.55	282.98
2027	1	3,655	399	1.3%	716,568	78,249	196.05	102.98
2028	—	—	—	—%	—	—	—	—
2029	1	31,174	15,587	11.4%	22,052,609	11,026,304	707.40	375.97
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
Thereafter	3	90,246	43,325	33.1%	42,049,871	20,736,606	465.95	440.71
	17	272,734	87,147	100.0%	$130,210,581	$44,532,706	$477.43	$361.56
Vacancy (5)		11,432						$82.39
Grand Total		284,166						$350.33

	Other Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2022 (4)	5	76,420	39,631	14.6%	$16,644,938	$8,590,986	$217.81	$201.89

2023	5	30,831	16,062	5.9%	3,114,814	1,677,586	101.03	92.17
2024	6	9,848	4,343	1.9%	3,058,296	1,651,941	310.55	262.99
2025	—	—	—	—%	—	—	—	—
2026	3	20,252	9,535	3.9%	9,772,080	5,379,359	482.52	416.48
2027	5	23,256	11,863	4.4%	11,312,994	6,250,533	486.45	401.93
2028	5	33,439	17,629	6.4%	4,633,547	2,495,995	138.57	134.68
2029	6	56,855	30,600	10.9%	4,878,283	2,631,770	85.80	77.31
2030	3	6,463	1,990	1.2%	5,751,485	3,088,859	889.91	532.02
2031	6	40,282	17,752	7.7%	8,810,662	4,297,846	218.72	211.26
Thereafter	7	225,040	130,217	43.1%	12,194,595	7,437,631	54.19	60.75
	51	522,686	279,622	100.0%	$80,171,694	$43,502,506	$153.38	$139.97
Vacancy (5)		42,632						$198.54
Grand Total		565,318						$144.39

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of March 31, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to March 31, 2022.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	39	First Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2022
2001 - 2021 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.8
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	91.8
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	87.5
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	21.8
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	80.7
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	25.8
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	—
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	—
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	80.7
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	83.5
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	86.1
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	—
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	90.1
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	95.7
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.8
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	96.1
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	90.3
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	78.5
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	91.5
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	95.8
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	78.5
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	25.0
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	66.3
					39,959,123	$23,853,062

Supplemental Information	40	First Quarter 2022

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2021 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
					27,912,365	$19,318,825	$692

Supplemental Information	41	First Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition
2007 - 2021 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership		Valuation ($'s)	Price ($'s/SF)
2008 - 2021 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000	320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000	117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000	67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100	161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581	166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943	155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185	150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452	301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750	130
					7,433,341	$1,786,134	$240

Supplemental Information	42	First Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2022
2005 - 2021 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	90.4
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	2 Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	2.5
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	100.0
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	96.8
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	15 Beekman	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	100.0	100.0
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
						13,745,953	$7,562,055

Supplemental Information	43	First Quarter 2022

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2021 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
						11,315,966	$9,207,173	$814
2022 Dispositions
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0%	Fee Interest	159,720	$95,000	$595
						159,720	$95,000	$595

Supplemental Information	44	First Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	45	First Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended
	March 31,
	2022	2021

Net income (loss) attributable to SL Green common stockholders	$7,751	$(7,464)
Add:
Depreciation and amortization	46,983	62,996
Joint venture depreciation and noncontrolling interest adjustments	60,432	55,702
Net income (loss) attributable to noncontrolling interests	349	(1,975)
Less:
Loss on sale of real estate, net	(1,002)	(1,388)
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	(12,629)
Purchase price and other fair value adjustments	—	2,664
Depreciable real estate reserves	—	(8,241)
Depreciation on non-rental real estate assets	721	527
FFO attributable to SL Green common stockholders and noncontrolling interests	$115,796	$128,326

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021

Net income (loss)	$13,485	$(48,181)	$415,534	$117,134	$(3,855)
Interest expense, net of interest income	15,070	13,736	14,807	18,960	23,388
Amortization of deferred financing costs	1,948	1,919	2,345	3,386	3,774
Income taxes	947	1,285	(6)	795	708
Depreciation and amortization	46,983	47,335	49,277	57,261	62,996
Loss (gain) on sale of real estate	1,002	(2,079)	(187,766)	(98,960)	1,388
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	—	27,319	1,280	(8,471)	12,629
Purchase price and other fair value adjustments	63	(543)	(208,810)	1,947	(2,664)
Depreciable real estate reserves	—	18,098	—	(2,545)	8,241
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	109,663	121,553	108,288	99,625	91,989
EBITDAre	$189,161	$180,442	$194,949	$189,132	$198,594

Supplemental Information	46	First Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended
	March 31,
	2022	2021

Net income (loss)	$13,485	$(3,855)
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	12,629
Purchase price and other fair value adjustments	63	(2,664)
Loss on sale of real estate, net	1,002	1,388
Depreciable real estate reserves	—	8,241
Depreciation and amortization	46,983	62,996
Interest expense, net of interest income	15,070	23,388
Amortization of deferred financing costs	1,948	3,774
Operating income	78,551	105,897

Equity in net loss from unconsolidated joint ventures	4,715	2,864
Marketing, general and administrative expense	24,776	22,885
Transaction related costs, net	28	22
Investment income	(19,888)	(19,273)
Non-building revenue	(1,451)	(4,460)
Net operating income (NOI)	86,731	107,935

Equity in net loss from unconsolidated joint ventures	(4,715)	(2,864)
SLG share of unconsolidated JV depreciation and amortization	58,130	55,275
SLG share of unconsolidated JV interest expense, net of interest income	45,237	33,427
SLG share of unconsolidated JV amortization of deferred financing costs	2,890	2,885
SLG share of unconsolidated JV investment income	(303)	(296)
SLG share of unconsolidated JV non-building revenue	(438)	(1,586)
NOI including SLG share of unconsolidated JVs	187,532	194,776

NOI from other properties/affiliates	(31,693)	(47,551)
Same-Store NOI	155,839	147,225

Operating lease straight-line adjustment	245	245
Joint Venture operating lease straight-line adjustment	192	232
Straight-line and free rent	(1,938)	(613)
Amortization of acquired above and below-market leases, net	(61)	(95)
Joint Venture straight-line and free rent	2,255	(7,586)
Joint Venture amortization of acquired above and below-market leases, net	(4,596)	(4,287)
Same-store cash NOI	$151,936	$135,121

Lease termination income	(168)	(5)
Joint Venture lease termination income	(4,053)	(7)
Same-store cash NOI excluding lease termination income	$147,715	$135,109

Supplemental Information	47	First Quarter 2022

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	James C. Feldman	(646) 855-5808	james.feldman@bofa.com
Barclays	Anthony Powell	(212) 526-8768	anthony.powell@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Deutsche Bank	Derek Johnston	(212) 250-5683	derek.johnston@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Green Street	Daniel Ismail	(949) 640-8780	dismail@greenstreet.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Jonathan Petersen	(212) 284-1705	jpeterson@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alex.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	48	First Quarter 2022

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman and Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President	Maggie Hui
Chief Accounting Officer
Matthew J. DiLiberto
Chief Financial Officer	Harrison Sitomer
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Robert Schiffer
Executive Vice President, Development
Steven M. Durels
Executive Vice President, Director of	Brett Herschenfeld
Leasing and Real Property	Executive Vice President, Retail and Opportunistic
Investment
Edward V. Piccinich
Chief Operating Officer

Supplemental Information	49	First Quarter 2022